Exhibit 99.2

November 2018 Vantage Energy Investor Presentation

Disclaimer and Forward Looking Statements Certain information contained herein has been derived by the Company (as defined herein) from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Vantage Energy Acquisition Corp. (the “Company,” “VEAC” or “we”), QEP Resources, Inc. (together with its affiliates, “QEP”), nor their respective affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. The information in this presentation and the oral statements made in connection therewith include “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” ”continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. Forward looking statements in this presentation may include, for example, statements about: our ability to select an appropriate target business or businesses; our ability to complete our initial business combination; our expectations around the performance of the prospective target business or businesses; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; our ability to obtain financing to complete our initial business combination; our pool of prospective target businesses; the ability of our officers and directors to generate a number of potential acquisition opportunities; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering. The forward looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward looking statements. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as investment advice. Many statements and the case studies contained herein relate to NGP Energy Capital Management, L.L.C. and its affiliates (“NGP”), or certain of NGP’s affiliated funds, including NGP Natural Resources XI, L.P., or QEP or certain of its assets. An investment in VEAC is not an investment in NGP, or any of its funds or QEP. The historical results of NGP, or its funds or QEP or its assets described in this presentation are not necessarily indicative of future performance of VEAC.

Disclaimer and Forward Looking Statements (cont’d) USE OF PROJECTIONS This presentation contains projections for VEAC, including with respect to its EBITDA, debt adjusted cash flow, total debt, capital budget, free cash flow and total revenue as well as its production volumes. The projections included in this presentation were prepared by VEAC and reflects the judgment of VEAC’s management as of the date of this presentation. VEAC management believes the projections were prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of VEAC’s knowledge and belief, its expected future performance. QEP makes no representation or warranty with respect to the projections set forth in this presentation. VEAC’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. In this presentation, certain of the above mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. Each of the assumptions and estimates underlying the projected information throughout this presentation are based on the data in slides 25 26. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of VEAC after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. USE OF NON GAAP FINANCIAL MEASURES This presentation, including the “Vantage Energy Financial Projections” shown on slide 26 hereof, includes non GAAP financial measures, including EBITDA, and free cash flow of VEAC. VEAC believes EBITDA and free cash flow are useful because they allow VEAC to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. VEAC does not consider these non GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. VEAC excludes certain items from net (loss) income in arriving at EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. These non GAAP financial measures should not be considered as alternatives to, or more meaningful than, measures of financial performance as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. VEAC’s presentation of EBITDA should not be construed as an inference that its results will be unaffected by unusual or non recurring terms. VEAC excludes capital expenditures from its cash flows from operations in arriving at its free cash flow in order to provide an understanding of certain factors and trends affecting its cash flows and liquidity. Free cash flow does not represent the residual cash flow available for discretionary expenditures. VEAC believes that free cash flow is useful to investors as a measure of the ability of its business to generate cash. NO OFFER OR SOLICITATION This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS In connection with the proposed business combination, VEAC intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the shareholders of VEAC and will contain important information about the proposed business combination and related matters. VEAC SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT IN CONNECTION WITH VEAC’S SOLICITATION OF PROXIES FOR THE MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. When available, the definitive proxy statement will be mailed to VEAC shareholders as of a record date to be established for voting on the business combination. Shareholders will also be available to obtain copies of the proxy statement, without charge, once available at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the proxy statement by directing a request to: Vantage Energy Acquisition Corp., 5221 N. O’Connor Boulevard, 11th Floor, Irving, Texas 75039, email: david.wolf@vantageep.com, Attn: David Wolf. PARTICIPANTS IN SOLICITATION VEAC, QEP and their respective directors and officers may be deemed participants in the solicitation of proxies of VEAC’s shareholders in connection with the proposed business combination. VEAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VEAC in VEAC’s Registration Statement on Form S 1 initially filed with the SEC on February 17, 2017. Additional information will be available in the definitive proxy statement when it becomes available

Vantage Background and Transaction Summary ® Roger Biemans and NGP raised $552mm in 2017 through the IPO of Vantage Energy Acquisition Corp. (“Vantage” or the “Company”), a special purpose acquisition company (“SPAC”) Vantage has maintained a sharp focus on capturing high quality assets that allow for optimizing resource development and implementing a leading cost structure ® Vantage has entered into an agreement with QEP Resources to acquire 102,800 net acres / 46 Mboe/d in the core of the oil rich Williston Basin $1.65 billion purchase price with July 1, 2018 effective date, and estimated closing cost of $1.39 billion 84% liquids weighted production with robust cash margins generating peer leading annual free cash flow yields of 10 20%, production growth of 5 10%, and a proposed initial dividend of 2.5% Opportunity for incremental growth from potential acquisitions of adjacent high quality positions in the core of the basin ® Vantage plans to maintain a conservative capital structure and plans to finalize the acquisition with ~$750mm of equity and ~$650mm of acquisition debt (<1.5x 2018E EBITDA) >$600 million undrawn capacity at closing on $900 million revolver facility ® Roger Biemans will be Chairman, President and CEO; David Wolf, CEO of Fuse Energy and former CFO of Berry Petroleum, will be Vantage Energy’s CFO; Vantage will hire a significant portion of QEP’s existing operating team in the basin 4

Introduction to Vantage Energy, a Highly Differentiated Return of Capital Story Vantage Energy is built around a core Bakken position with a robust production base, strong free cash flow, and low risk growth Vantage Energy Overview Vantage Energy Core Bakken Position Net Acres 102,800 Acquired Op Acreage Acquired Non Op Acreage 2H 2018E Production 46 Mboe/d Acquired Minerals Fort Berthold Indian Res. County Boundary % Oil / Liquids (2019E Production) 68 / 84 % US PLSS Township US PLSS Section Gross / Net Locations (incl. Refracs) 419 / 232 % Operated Inventory >95% Average Working Interest (Operated) ~76% % Held by Production (“HBP”) >99% % Oil / Liquids (Total Resource) 75 / 88 % At Consensus Pricing $ 427 Million 2019E EBITDA At Consensus Pricing $ 629 Million 2H ‘18E ‘20E Cumulative Free Cash Flow² Gross Operated Rigs (YE 2019) 2 2019E Revenue by Commodity (%) NGLs Gas 7% 5% $560 million equity in trust¹ $185 million cash from NGP (Sponsor) Oil Anticipated $400 million senior notes 88% $900 million revolver borrowing base Source: VEAC management disclosure Note: Based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu; 2021+: $63.50 / bbl & $3.05 / mmbtu). See slide 26 for information regarding EBITDA and cash flow projections. ¹ Inclusive of interest earned. ² Reflects pre dividend Free Cash Flow. 5

This Transaction Delivers on Vantage's Acquisition Criteria at IPO

Vantage has executed on its stated IPO goals, forming a premier pure-play operator in a world-class resource play

Key Acquisition Criteria at SPAC IPO		How This Opportunity Delivers
Superior Rock Quality	➢ Resilient economics and low break-evens ➢ World class stacked-pay stratigraphy	✓ Best-in-play effective porosity and hydrocarbon saturation ✓ Highly predictable and consistent geology across the position
Attractive Return on Investment	➢ Attractive full-cycle, risk-adjusted return ➢ Well-suited for management's technical and operating expertise	✓ Highly differentiated upstream return of capital story with initial dividend ✓ Held-by-production ("HBP") assets provide high degree of operational control with average working interest ("WI") of ~76% on operated wells
Repeatability	➢ Consistent and predictable single-well performance ➢ Quickly scalable	✓ Large, contiguous position in core of the Bakken, one of the most economic oil plays in the U.S. ✓ Turnkey asset with strong existing operating team
Operational Upside	➢ Opportunity to improve cost structure ➢ Upside through application of latest drilling and completion techniques	✓ Technology advancements allowing for enhanced completions (1,000+ lbs / ft), driving record well results ✓ Multi-well pad development facilitates efficient operations, manufacturing of resource
High Growth Potential	➢ Long-term, high-growth production / cash flow ➢ Ability to grow drillable inventory	✓ Strong EBITDA of >$400 mm / year to fund development and return capital ✓ Growth from identified drilling and refrac inventory

Source: VEAC management disclosure

6

Vantage Energy

Low Risk Inventory with Significant Upside



Modeled
Significant Upside[1]
Developed
Drilling & Refrac Program
Non-Op Drilling & Refrac & Additional Op Refrac[2]
FBIR Extension[3]
Three Forks Delineation (2nd and 3rd Benches)[4]
Lateral Length Optimization[5]
Reserve Potential

Gross / Net Locations

Drilling & Refrac Program	Non-Op Drilling & Refrac & Additional Op Refrac[2]	FBIR Extension[3]	Three Forks Delineation (2nd and 3rd Benches)[4]	Lateral Length Optimization[5]
419 / 232	581 / 87	73 / 31	240 / 47	167 / 92

Source: VEAC management disclosure
[1] In addition to areas of upside shown above, EOR upside not shown, but represent an estimated 60 – 120 MMBbls reflective of 5 – 8% incremental recovery based on Eagle Ford analog and Bakken reservoir modeling.
[2] Non-op inventory not included in Modeled inventory, plus additional Refrac inventory based on initial 500 – 1,000 lbs/ft sand concentrations.
[3] Fort Berthold Indian Reservation ("FBIR") delineated Bakken and Three Forks (First Bench) not carried in Modeled inventory that are prospective with application of modern day completions.
[4] No Second and Third Bench Three Forks included in Modeled Inventory and upside reflects additional potential solely with Antelope.
[5] Upside to reflect regulatory lease setback of 100' vs 500' included in Modeled Inventory. Gross and Net locations estimated on value equivalency.

7

Vantage Energy

An Investor Focused Return of Capital Story Robust upstream cash flow to be prudently managed to maximize shareholder value Cumulative Free Cash Flow Profile (Pre Dividends) | $ in Millions Levers to Delivering Shareholder Value Additional Drilling Share and Buybacks Refracs $ 332 Free Cash Flow $ 136 Accretive Dividends Bolt Ons 2019E 2020E 2021E Source: VEAC management disclosure Note: Based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). See slide 26 for information regarding EBITDA and cash flow projections. 8

Experienced and Proven Management Team Leading a Seasoned Operations Unit Experienced Staff with Long Bakken Operating History Roger Biemans Chairman, President and Chief Executive Officer Founded Vantage Energy LLC in 2006 Former President of EnCana Corp (USA) Over 35 years of industry experience Denver based David Wolf QEP High Plains Business Unit Chief Financial Officer & Vantage Team Pres. & CEO of Fuse Energy Former EVP & CFO of Berry Petroleum Multi discipline operations team based in Denver Over 20 years of industry experience ~150 person staff available for hiring Denver based State of the art facilities in Bakken 9

Vantage Energy, a Premier Pure Play in the Core of the Bakken

Scale position with over 100,000 net acres in the core of the Basin

Bakken / Three Forks Horizontal Wells[1]


Peak Monthly Oil Rate per 1,000' Lateral bbl/d
120+
100 – 120
80 – 100
60 – 80
40 – 60
20 – 40
<20
Vantage Energy Core Area
Vantage Energy Acreage


Antelope
Fort Berthold

Key Highlights

- Antelope positioned in the geological core of the Bakken
- Significant completion upside in the emerging east Fort Berthold area
- Historical success substantially de-risks inventory with material refrac potential
- Significant oil in place to exploit

Source: IHS
[1] Includes all Bakken and Three Forks horizontals with gross perforated lateral length >4,000' on production since 2010.

10

VANTAGE ENERGY

The Bakken Continues to Deliver Strong, Improving Well Results Bakken / Three Forks productivity is leading the way in U.S. Lower 48 2018 Well Performance: Top Unconventional Sweet Spots¹ Rig Count Growth Since January 2017² Vantage Energy McKenzie | 2018 (8) McKenzie Bakken | 2018 (273) Midland Midland | 2018 (247) Loving Delaware | 2018 (188) 91% 85% Howard Midland | 2018 (132) Lea Delaware | 2018 ( Karnes Eagle Ford | 2018 (204) 70% 160 140 Bakken Permian Eagle Ford 120 Bakken 2018 YTD vs. 2016 Productivity Improvements (%) bbl ) m ( Average 6 Month Cumulative Oil (2018 vs. 2016) on 100 roducti Bakken 23% 80 P Oi l ve umulati 60 Midland 6% C 40 Delaware 1% 20 0 2% Eagle Ford 0 1 2 3 4 5 6 Normalized Months Source: RSEG, VEAC management disclosure ¹ County averages include all HZ wells, grouped by first production date. 2018 represented on a year to date (“YTD”) basis. ² Current rig count from Drillinginfo, historical rig count from Baker Hughes (January 6, 2017). 11

Technology Playing Key Role in Improving Bakken Results with Infill and Refrac Upside Significant upside being demonstrated with new high intensity completions and ongoing refrac success Completion Evolution Has Driven Improvements Refrac Prize is Significant Wells >1,000 lbs/ft Wells >1,000 lbs/ft Vantage Energy On Production Pre 2014 Current Acreage Vantage Energy Acreage Peak Monthly Rate (bbl/d per 1,000’ lateral) High Intensity Wells >120 100 120 80 100 60 80 40 60 Refracs (276) 20 40 Bakken <20 Three Forks <1,000 lbs/ft New Wells Increased Completion Intensity in the Bakken Has Increased Oil Recovery¹ Bakken and Three Forks Refrac Uplift 1,200 100 b bl) 1,000 1,000 80(m (lb/ft) Average 800 th Oil 75 Per. ity 800 s 60 ive Median t Uplift 600 25th Per. Inten 600 ion t 40 c (bbl/d) du 400 400 Cumula r o mo P 20 200 Proppant 200 6 0 0 First 2012 2014 2016 2018 2012 2014 2016 2018 Average Proppant Intensity (lb/ft) 6mo Cum. Oil (mbbl) Source: Raw data from IHS, RSEG ¹ Sample set includes all 2010+ on stream Bakken / Three Forks Horizontals. 12

The Bakken Has Highly Competitive Economics and Margins Inventory competitively positioned on the North American supply curve with peer leading cash margins Cumulative Production vs. Time 2019E Cash Margins (EBITDA / Boe) | Key Type Curve Parameters Williston Basin Curves Median of E&Ps in Major U.S. Basins Lateral 3 Stream Oil % of Well 500 Type Curve Length EUR 3 Stream EUR Capital 1 l) Vantage Energy 2Q18 Cash Margin of $36.03 / Boe (Ft) (Mboe) (%) ($MM) b b 400 (m 2 $ 35.90 9,500’ 300 FBIR 14 Bakken/Three 9,095 824 90% 7.3 Oil 3 200 Forks ve $ 32.64 l ati 100 Cumu 0 $ 30.20 Antelope 0 12 24 36 48 60 23 9,453 820 64% 6.5 Bakken Infill Producing Months Rate vs. Time Williston Basin Curves Antelope $ 24.26 35 Refrac 9,235 584 67% 4.3 1,500 $ 23.07 /d) (bbl 1,200 9,500’ 900 Rate 600 Oil 300 0 0 12 24 36 48 60 Bakken¹ Eagle Permian³ Mid Conâ´ DJâµ Producing Months Ford² Source: Bloomberg, VEAC management disclosure, IBES estimates, IHS Enerdeq; market data as of October 24, 2018 Note: US$ 60/bbl WTI, US$ 3/mmbtu HH. Assumed Delaware Basin oil differentials of $6.00 7.00/bbl, Midland Basin oil differentials of $3.00 6.00/bbl, Bakken oil differentials of $2.00 6.00/bbl, STACK oil differentials of $0/bbl, Powder River Basin oil differentials of $2.00/bbl, Eagle Ford oil differentials of $0/bbl. See slide 26 for information regarding EBITDA and cash flow projections. ¹ Bakken includes CLR, OAS, and WLL; ² Eagle Ford includes CRZO, EPE, MGY, SM, SN and WRD; ³ Permian includes CXO, PXD, FANG, PE, CPE, CDEV, HK, LPI, JAG, REN and WPX; 4 DJ includes XOG, PDCE and SRCI; 5 Mid Con includes AMR, NFX and XEC. 13

Recent Offset Well Results Reinforce Consistent Productivity



Antelope
Fort Berthold
Vantage Energy Acreage
Top Well - Bakken
Top Well – Three Forks
Fort Berthold Indian Res.

#	Well	Operator	Peak Rate (bbl/d)	Lateral Length (ft)	On Prod.	lbs/ft
1	HIDATSA NORTH 14-23HX	WPX ENERGY	2,794	9,818	1-Sep-17	880
2	FORSMAN USA 44-22H	MARATHON	2,657	9,404	1-Dec-17	1,592
3	ROSS 42-5H	MARATHON	2,619	10,019	1-Apr-18	996
4	SHOOTS USA 41-2H	MARATHON	2,609	9,532	1-Mar-18	1,963
5	KERMIT USA 14-9H	MARATHON	2,599	9,485	1-Jul-17	1,594
6	MANDAN NORTH 13-24HW	WPX ENERGY	2,465	9,323	1-Sep-17	921
7	IRON WOMAN USA 14-9H	MARATHON	2,446	9,609	1-Jul-17	1,588
8	DEANE USA 24-22H	MARATHON	2,403	9,791	1-Dec-17	1,517
9	LUND 44-35H	MARATHON	2,391	9,814	1-Sep-17	1,223
10	OTTER WOMAN 34-27HEL	WPX ENERGY	2,264	9,769	1-Jul-18	878
11	HOUSER 14-36H	MARATHON	2,254	9,785	1-Sep-17	1,022
12	MANDAN NORTH 13-24HA	WPX ENERGY	2,238	9,899	1-Mar-18	859
13	ROUGH COULEE USA 24-22TFH	MARATHON	2,231	9,839	1-Dec-17	1,242
14	MANDAREE SOUTH 25-36HC	WPX ENERGY	2,210	9,449	1-Oct-17	962
15	OTTER WOMAN 34-27HG	WPX ENERGY	2,203	8,904	1-Jul-18	963
16	TIMOTHY USA 11-1TFH-2B	MARATHON	2,197	9,678	1-Apr-18	1,046
17	CLARKS CREEK 74-0719H	EOG	2,171	9,828	1-Jun-17	1,769
18	CHARGING EAGLE 15-21A-16-4H	RIMROCK OIL & GAS WILLISTON	2,096	9,641	1-Oct-17	1,249
19	TIPI V 24-25-19-30BH	QEP RESOURCES	2,074	9,961	1-Apr-18	1,502
20	TAT USA 14-22H	MARATHON	2,064	9,753	1-Dec-17	1,540
21	PERSIAN 147-93-06A-07H	ENERPLUS	1,981	9,947	1-Apr-18	1,445
22	CLARKS CREEK 75-0719HX	EOG	1,979	9,420	1-Jun-17	1,608
23	MANDAREE SOUTH 25-36HD	WPX ENERGY	1,970	8,817	1-Oct-17	691
24	CLARKS CREEK 73-0719H	EOG	1,962	9,967	1-Jun-17	1,325
25	CCU RED RIVER 1-2-16 MBH	CONOCOPHILLIPS	1,960	10,090	1-Mar-17	557
26	MANDAREE SOUTH 25-36HZ	WPX ENERGY	1,957	9,472	1-Oct-17	959
27	DEMARAY USA 41-2TFH	MARATHON	1,954	9,663	1-Apr-18	1,245
28	MAMIE USA 21-1TFH	MARATHON	1,932	9,822	1-Mar-18	1,978
29	TIPI V 13-12-7-18LL	QEP RESOURCES	1,917	9,664	1-May-18	1,510
30	CARIBOU 33-34HDL	WPX ENERGY	1,890	9,688	1-Mar-17	935

Source: RS Prism
Note: Wells shown include the top 30 Bakken / Three Forks wells on the map sheet based on peak monthly oil rate (bbl/d) for wells on production in 2017/2018.

Vantage Energy

14

Attractive Valuation with Conservative Capital Structure

Bakken Focused E&Ps | Other Oily E&Ps

EV / LQA EBITDA[1]


8.8 x
8.4 x
7.8 x
6.4 x
6.2 x
5.5 x
4.7 x
4.4 x
4.0 x
2.3 x
Peer H
Peer F
Peer D
Peer E
Peer B
Peer C
Peer I
Peer G
Peer A

LQA EBITDA Margin ($/Boe)[1]


$ 39.52
$ 38.79
$ 36.91
$ 36.32
$ 36.03
$ 34.70
$ 34.35
$ 32.14
$ 31.35
$ 25.49
Peer I
Peer F
Peer B
Peer E
Peer C
Peer G
Peer A
Peer H
Peer D

Debt-Adjusted EV / 2019E EBITDA[2]


6.4 x
5.7 x
5.5 x
5.3 x
5.0 x
4.4 x
4.0 x
3.3 x
3.3 x
3.2 x
Peer H
Peer F
Peer E
Peer D
Peer B
Peer C
Peer I
Peer G
Peer A

2019E Total Debt / 2019E EBITDA


2.0 x
1.8 x
1.6 x
1.3 x
1.3 x
1.3 x
1.3 x
0.9 x
0.7 x
0.1 x
Peer C
Peer F
Peer G
Peer E
Peer A
Peer D
Peer B
Peer H
Peer I

Debt-Adjusted EV / 2020E EBITDA[2]


4.6 x
4.3 x
4.0 x
4.0 x
4.0 x
4.0 x
3.4 x
3.1 x
2.9 x
2.7 x
Peer H
Peer B
Peer C
Peer F
Peer E
Peer D
Peer I
Peer G
Peer A

2020E Total Debt / 2020E EBITDA


1.8 x
1.5 x
1.2 x
1.0 x
0.8 x
0.8 x
0.8 x
0.6 x
0.5 x
0.0 x
Peer C
Peer G
Peer F
Peer A
Peer E
Peer D
Peer B
Peer H
Peer I

Source: VEAC management disclosure, Bloomberg, Capital IQ, IBES Consensus estimates, market data as of November 2, 2018
Note: Vantage Energy metrics based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). 2019 and 2020 EBITDA forecasted to be $427 million and $473 million, respectively. Vantage Energy metrics based on QEP-provided 6-month LOS. Vantage Energy historical G&A based on management's $3.6mm per month assumption. Assumption reflected in EBITDA. See slide 26 for information regarding EBITDA and cash flow projections.
[1] Last reported quarter represents Q3 2018 for CLR, OAS, PE, WLL, and WPX and Q2 2018 all other peers.
[2] Debt-Adjusted EV calculated as net debt rolled forward annually by adding (subtracting) forecasted free cash flow deficit (surplus). Free cash flow defined as operating cash flow less capex and dividends.

15

Vantage Energy

Highly Differentiated Return of Capital Opportunity vs. Upstream Peers

Oil-driven production helps achieve both a premier free cash flow yield and a robust dividend yield

2019E – 2021E Average Free Cash Flow Yield[1]



Bakken Focused E&Ps
Other Oily E&Ps
Continental
WHITING
OASIS
CALLON
CENTENNIAL
PARSLEY
21 %
15 %
6 %
6 %
4 %
2 %
1 %
Peer Median: 5 %
Peer A
Peer D
Peer B
Peer G
Peer H
Peer F

Current Dividend Yield | Vantage Energy vs. Oil SMID Cap U.S. Independents[2]

- Limited number of peers pay dividends
- Proposed dividend to be initiated at $0.25 / share (2.5% yield) per year



2.5 %
0.7 %
0.4 %
0.2 %
Bakken and Other Oily Non-Dividend Payers
WHITING
CENTENNIAL
EXTRACTION
CALLON
OASIS
Continental
PARSLEY
PDC ENERGY
VANTAGE ENERGY
encana
SM ENERGY
PIONEER

Source: VEAC management disclosure, Bloomberg, Capital IQ, IBES Consensus estimates, market data as of November 2, 2018

Note: Vantage Energy metrics based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). See slide 26 for information regarding EBITDA and cash flow projections.

[1] 2019E – 2021E average annual free cash flow yield calculated as the average calendar year free cash flow yield. Peers C, E and I are excluded from analysis due to lack of 2021 estimates.

[2] Oil SMID Cap U.S. Independents include: Vantage Energy, AMR, BCEI, CDEV, CLR, CPE, CRC, CRZO, CXO, ECA, EPE, FANG, HK, JAG, LPI, MGY, MTDR, NFX, OAS, PDCE, PE, PXD, REN, SM, SN, SRCI, WLL, WPX, WRD, XEC and XOG.

16

Vantage Energy

Vantage Energy Has An Attractive Combination of Attributes Sought by E&P Investors

Strong mix of investment attributes at an attractive valuation



31 Producers
14 Producers
7 Producers
6 Producers
3 Producers
Vantage Energy

Criteria	Vantage Energy	Remaining Peer Metric
Peers Oil SMID Cap U.S. Independents[1]	-	-
Oily Oil Cut: > 60% 2018E Production	67 %	68 %
Conservative Capital Structure < 1.5x 2018E Leverage[2]	1.1 x	1.1 x
Capital Efficient Growth 2019E – 2021E Production / DAS Growth: > 15%	29 %	29 %
Positive FCF Yield 2019E – 2021E Annual Average FCF Yield > 0%	21 %	6 %
Attractive Valuation EV / 2019E EBITDA < 5.0 x	3.6 x	-

Source: VEAC management disclosure, Bloomberg, Capital IQ, IBES estimates; market data as of November 2, 2018

Note: Vantage Energy metrics based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). 2019 and 2020 EBITDA forecasted to be $427 million and $473 million, respectively. Vantage Energy 2018 estimates calculated as 2H 2018 annualized. See slide 26 for information regarding EBITDA and cash flow projections.

[1] Oil SMID Cap U.S. Independents include: Vantage Energy, AMR, BCEI, CDEV, CLR, CPE, CRC, CRZO, CXO, ECA, EPE, FANG, HK, JAG, LPI, MGY, MTDR, NFX, OAS, PDCE, PE, PXD, REN, SM, SN, SRCI, WLL, WPX, WRD, XEC and XOG.

[2] Leverage calculated as 2018E Net Debt / 2018E EBITDA.

17

Vantage Energy

Significant Ongoing Consolidation Potential in the Bakken Operator Overview Compelling Future Consolidation Potential Near term consolidation of additional working interests under existing acreage Acquisition opportunities of adjacent, available, high quality, core positions in the basin Substantial acreage held by private operators seeking exit and public operators seeking to realign their portfolios FBIR Estimated Net Acreage by Operator (Acres 000’s)¹ Private operators hold significant offset acreage 1,000 250 Public Operators Private Operators 800 200 Vantage Energy Core Area 600 150 400 100 200 50 0 0 1 2 3 4 567 8 9 10 11 12 13 15 16 17 18 19 20 21 22 r r r r r r r r rr r a to a to rator a to to a a to a to to a a to to a a to to a Operator Operator Operator Operator Operator Operator Operator Operator Operator Oper Oper Ope Oper Oper Oper Oper Oper Oper Oper Oper Oper Gross Operated Prod. 197 108 128 102 149 113 66 135 16 35 14 50 10 54 7 65 36 38 14 12 14 19 (mboe/d) Source: VEAC management disclosure, GeoLOGIC, 1Derrick, RSEG ¹ Production includes gross operated Bakken + Three Forks horizontals, as of August 2018. Operators Include: Abraxas, Bruin, ConocoPhillips, Continental, Crescent Point, Enerplus, EOG, Equinor, Exxon, Hess, Kraken, Liberty, Lime Rock, Marathon, Newfield, Nine Point, Oasis, QEP (Vantage Energy), Rimrock, Whiting, WPX, Zavanna. 18

Bakken’s Premium Pricing Driven by Substantial Takeaway Access Attractive and established pipeline infrastructure supports high oil realized pricing Vantage Energy’s Oil Realization North Dakota Crude Oil Pipeline Footprint Ample takeaway capacity via multiple routes to valuable East, West and 120% $ 100.00 Gulf Coast markets 99% 97% 97% 90% 92% 93 % l Oi WTI 90% $ 80.00R of $ 65.65 ea % $ 61.11 liz $ 54.51 at ion 60% $ 60.00 i t $ 46.59 $ 44.99 on za $ 44.10 ( i$ al/ R e 30% $ 40.00 bbl ) Vantage Energy Core Area 0% $ 20.00 Q1 ‘17 Q2 ‘17 Q3 ‘17 Q4 ‘17 Q1 ‘18 Q2 ‘18 Excess Rail Capacity Ensures Future Premium Pricing | Mbopd 3,000 Butte Pipeline Butte Expansion 2,500 Tesoro Mandan Refinery Enbridge Mainline North Dakota Enbridge Bakken Expansion Program 2,000 Plains Bakken North Dakota Prairie Refinery 1,500 Davis Refinery Energy Transfer Partners Bakken Pipeline Kinder Morgan Double H Pipeline Rail Loading Facility Only Total 1,000 ND Annual Production 500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Source: Bloomberg, VEAC management disclosure, North Dakota Pipeline Authority, FactSet, IHS 19

Vantage Energy Development and Cash Flow Projections Gross Operated Horizontal Rig Count Upstream Cash Flow Profile ($MM) Plan to hedge substantial volumes on a rolling 24 month basis to Net Operated 1.0 0.8 protect FCF profile Rig Count: FCF Yield¹: 16% 22% 2.0 $ 600 1.2 $ 500 $ 400 $ 300 $ 196 2019E 2020E $ 200 $ 136 Net Daily Production by Commodity (Mboe/d) $ 100 $ 0 41 $(100) 37 15% 16% $(200) 15% 16% $(300) 68% 70% 70% $(400) 2019E 2020E EBITDA Capex² Free Cash Flow (Pre Dividends) 2019E 2020E Net Oil Production (Mbbls/d) Net NGL Production (Mbbls/d) Net Gas Production (Mboe/d) 2 Year Cumulative FCF (Pre Dividends) Generation of ~$332MM Source: VEAC management disclosure Note: Based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). See slide 26 for information regarding EBITDA and cash flow projections. ¹ Based on illustrative share price of $10.00 and 87.5 million shares outstanding, resulting in a Market Capitalization of $875 million. See slide 25 for information regarding pro forma valuation. ² Inclusive of net cash interest. 20

NGP-Sponsored E&P IPOs Have Delivered Significant Value for Public Investors

NGP-sponsored IPOs have easily outperformed both the E&P Index and top quartile peer companies

NGP-sponsored U.S. IPO Performance[1]

	IPO Date (Price)	Absolute Return (%)	Return Relative to XOP (%)
RSP PERMIAN	January 16, 2014 $19.50 / Share	158 %	206 %
RICE ENERGY	January 23, 2014 $21.00 / Share	29 %	82 %
PARSLEY ENERGY	May 23, 2014 $18.50 / Share	34 %	86 %
Memorial Resource Development	Jun 13, 2014 $19.00 / Share	(17)%	40 %
CENTENNIAL	July 21, 2016 $10.20 / Share	91 %	86 %
WildHorse	December 14, 2016 $15.00 / Share	52 %	71 %

NGP IPO Index Trading Performance[2] vs. XOP and Top Quartile E&P Companies


NGP Index
Top Quartile Peers
XOP
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
Indexed Price
0
2
5
7
9
12
14
16
Normalized Months
NGP
136 %
Top Quartile E&Ps[3]
104 %
XOP Index
73 %

Top Quartile E&P Companies

CALLON, CIMAREX, CONCHO, ConocoPhillips, DIAMONDBACK, ENERGEN, eog resources, Matador, NEWFIELD, PDC ENERGY, Resolute Energy Corporation, SRC ENERGY

Source: VEAC management disclosure, Capital IQ, market data as of November 2, 2018

Note: An investment in Vantage Energy Acquisition Corp. is not an investment in NGP or any of its funds. The historical results of NGP or its funds are not necessarily indicative of the future performance of Vantage Energy Acquisition Corp.

[1] WRD returns calculated using mixed CHK offer consideration of 5.336x CHK shares per WRD share and $3.00 cash consideration per WRD share resulting in an offer price of $22.85 as of October 29, 2018. RSPP returns calculated using CXO offer price of $50.24 per share as announced on March 28, 2018. RICE returns calculated using EQT offer price of $27.05 per share as announced on June 19, 2018. MRD returns calculated using RRC offer price of $15.75 per share as announced on May 16, 2016. Centennial performance calculated from July, 22, 2016, time of initial business transaction.

[2] Represents performance over an investment's first 16 months of trading.

[3] Top Quartile E&Ps include: CPE, CXO, COP, EGN, EOG, FANG, MTDR, NFX, PDCE, REN, SRCI, XEC

VANTAGE ENERGY

21

Vantage Management Team Brings Proven Execution and Technical Capabilities Roger Biemans is Uniquely Qualified to Manage Vantage Executed Large Scale, High Growth Development Plans Built strong reputation with investors while running Encana’s U.S. (MMcfe/d) operations 390 After leaving Encana, demonstrated superior oil and gas management at 240 Vantage Energy LLC by: 118 34 63 18 Successfully identifying and capturing a core of the core position in 2011 2012 2013 2014 2015 1H 2016 the Appalachian Basin Executing a large scale, high growth development program (MMcfe/d) Monetizing Vantage Energy LLC for $2.7 billion, valued at a 30% 1,178 1,260 premium to peer median public multiples¹ 946 645 470 86 231 Completed over $5 billion in acquisitions (asset & corporate, private & public) over the course of his career 2000 2001 2002 2003 2004 2005 2006 Drove Industry Leading Cost Efficiencies Dramatically Increased Asset Value During His Tenor Q2 2016 Total Cost Structure² SEC PV 10 Oil Weighted Peers Appalachian Peers³ ($MM) $5.29 $10,291 0.63 0.87 $3.76 $3.35 $3.33 70% Below $6,686 0.67 0.34 $2.80 Peer Median 0.71 $2.56 $2.51 $2.36 $4,735 0.97 0.90 0.76 0.49 0.17 0.73 0.24 3.79 0.44 0.60 0.93 0.65 $1.37 $1.35 $2,383 $1.16 $1.00 $0.90 $0.87 2.11 2.09 0.20 0.42 $0.74 1.91 0.24 0.42 0.21 1.61 1.48 1.41 1.47 0.13 0.24 0.09 0.10 0.08 0.17 0.11 $236 0.94 0.16 0.13 0.80 0.71 0.50 0.61 0.64 0.50 2001 2002 2003 2004 2005 F&D LOE G&A Source: VEAC management disclosure ¹ Appalachia peer group includes AR, COG, EQT, GPOR, RICE, RRC and SWN as of 26 Sep 2016. ² Total Cost Structure defined as the sum of F&D, LOE and G&A. F&D calculated as future development costs / (proved YE 2015 reserves proved developed YE 2015 reserves). Vantage Energy LLC F&D as disclosed at time of acquisition. Vantage Energy LLC LOE and G&A as of 1H 2016. ³ Peer set excludes SWN since publicly disclosed LOE figures are burdened by G&P fees. 22

Vantage Energy Key Investment Highlights Meaningful and growing dividend to shareholders 1 Highly differentiated return of capital story enabled by peer leading free cash flow yield 2 Large, contiguous position in core of the 102,800 net acre de risked position provides immediate Bakken, a world class resource play competitive scale 3 Stable cash flows support development Oil driven, high margin production base Enhanced completions driving record well results 4 Extensive and highly economic inventory Proven refrac candidates provide upside opportunities Experienced operations team and state of the art 5 Turnkey asset with full and clean exit by seller facilities 6 Management and sponsorship track record Management and NGP have history of value creation 23

Financial Overview

Sources and Uses and Pro Forma Valuation Estimated Sources & Uses At Effective Date Adj. At Close Date Sources: ($MM) ($MM) ($MM) SPAC Equity¹ $ 560 $ 560 NGP Vantage Equity 185 185 Acquisition Debt: RBL Draw 505 $(263) 242 Bridge to High Yield 400 400 Total Sources (Excl. FCF) $ 1,650 $(263) $ 1,387 Free Cash Flow from Effective Date Through Close² 322 322 Total Sources $ 1,650 $ 59 $ 1,709 At Effective Date Adj. At Close Date Uses: ($MM) ($MM) ($MM) Cash to Sellers: Purchase Price $ 1,650 $(322) $ 1,328 Overhead Reimbursement 7 7 Deal Expenses³ 52 52 Total Uses (Excl. FCF) $ 1,650 $(263) $ 1,387 Free Cash Flow from Effective Date Through Close² 322 322 Total Uses $ 1,650 $ 59 $ 1,709 Post Transaction Ownership4 At Effective Date At Close Date Ownership ($MM) ($MM) Public Investors $ 552 $ 552 NGP Vantage 323 323 Total $ 875 $ 875 Ownership (%) (%) Public Investors 63% 63 % NGP Vantage 37 37 Total 100% 100 % Pro Forma Valuation Valuation At Close Illustrative Share Price ($ / Share) $ 10.00 Shares Outstanding (MM) 87.5 Equity Value ($MM) $ 875 Net Debt ($MM) 642 Projected Enterprise Value ($MM) $ 1,517 2019E EBITDA ($MM) $ 427 2020E EBITDA ($MM) 473 EV / 2019E EBITDA (x) 3.6 x EV / 2020E EBITDA (x) 3.2 Net Debt / 2019E EBITDA (x) 1.5 x Net Debt / 2020E EBITDA (x) 1.4 Source: VEAC management disclosure Note: Effective date as of July 1, 2018. Assumed close date of March 1, 2019. Based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu). ¹ Inclusive of interest earned. ² Cumulative free cash flow calculated on a field level basis excluding G&A. Free Cash Flow from Effective Date Through Close equal to $312 million based on strip pricing as of November 2, 2018 (2H 2018: $68.48 / bbl & $3.08 / mmbtu; 2019: $64.05 / bbl & $2.80 / mmbtu; 2020: $62.21 / bbl & $2.66 / mmbtu). ³ Includes 3.5% deferred IPO underwriting spread and anticipated ~$33 million for other projected financing fees and legal expenses. 4 Excludes 18.4 million public warrants with a strike price of $11.50 per share, redeemable at $18.00 per share, and 14.9 million sponsor warrants with a strike price of $11.50 per share. Also excludes 4.2 million Seller earn out shares with a target price of $12.00 per share and 1.7 million Seller earn out shares with a target price of $15.00 per share. Ownership inclusive of 13.8 million Class B shares. 25

Vantage Energy Financial Forecast

Forecast Assumptions

Commodity Prices (2019 | 2020)

- WTI: $ 69.25 / bbl | $ 66.13 / bbl
- Henry Hub: $ 2.99 / mmbtu | $ 3.01 / mmbtu
- Oil Differential: $(2.42) / bbl | $(2.25) / bbl
- NGL Differential: 33.1 % of WTI | 33.2 % of WTI

Gross Rig Schedule

- Drilling
  - 1st operated rig 3/1/19; 2nd operated rig 9/1/19
  - 1st non-op rig 3/1/20; 2nd non-op rig 9/1/20
- Refracs
  - 1 x 12 hour crew commencing 1/1/19 and hold constant until complete

G&A

- Assumes $3.6mm per month consistent with current headcount

Vantage Energy Financial Projections

($ in millions, unless otherwise noted)	Historical (LOS)		Projected	
	2017	YTD 2018 Annualized	2019	2020
Price Deck				
WTI Oil ($/Bbl)			$ 69.25	$ 66.13
HHub Gas ($/MMBtu)			2.99	3.01
Realized Oil Price ($/Bbl)	$ 47.57	$ 63.58	$ 66.83	$ 63.88
Realized Gas Price ($/Mcf)	2.68	2.75	2.46	2.49
Realized NGL Price ($/Bbl)	16.35	21.72	22.92	21.96
Total Gross Rigs Running			**1.2**	**2.0**
Daily Total Net Production (Mboe/d)	***49.9***	***45.6***	***37.2***	***40.6***
Production % Liquids	*86 %*	*85 %*	*84 %*	*85 %*
Oil Revenue	$ 595	$ 738	$ 617	$ 665
Gas Revenue	42	40	32	33
NGL Revenue	51	56	50	49
Other Revenue[1]	18	(39)	(3)	(3)
Total Revenue	**$ 706**	**$ 795**	**$ 696**	**$ 744**
Less: Lease Operating Expense	(215)	(206)	(166)	(160)
Less: Production & Ad Valorem Taxes	(58)	(72)	(63)	(68)
Less: Other Expense[2]	(18)	39	–	–
Total Opex	**$(292)**	**$(238)**	**$(228)**	**$(228)**
Less: G&A[3]	(43)	(43)	(41)	(43)
EBITDAX	**$ 371**	**$ 514**	**$ 427**	**$ 473**
Less: Net Interest Expense	–	–	(32)	(32)
Less: Capital Expenditures	(282)	(308)	(259)	(246)
Free Cash Flow	**$ 88**	**$ 205**	**$ 136**	**$ 196**
Cash Dividends	**–**	**–**	**$ 19**	**$ 24**
Balance Sheet				
Cash			$ 1	$ 1
Revolving Credit Facility			154	–
Bridge to High Yield			400	382
Debt / LTM EBITDA			*1.3 x*	*0.8 x*
Debt / Capitalization			*32 %*	*22 %*

Source: VEAC management disclosure, Bloomberg
Note: Effective date as of July 1, 2018. 2018 year to date LOS as of June 30, 2018. Based on consensus pricing as of November 2, 2018 (2H 2018: $70.18 / bbl & $3.06 / mmbtu; 2019: $69.25 / bbl & $2.99 / mmbtu; 2020: $66.13 / bbl & $3.01 / mmbtu).
[1] Other Revenue inclusive of commodity revenue recognition adjustment, purchase oil sales and other misc. items.
[2] Other Expense inclusive of commodity revenue recognition adjustment, purchase oil expense and other misc. items.
[3] Historical G&A shown applying management's $3.6mm per month assumption. Assumption reflected in EBITDAX and Free Cash Flow.

26

Vantage Energy

Ownership at Various Share Prices (MM, unless otherwise noted) Share Price $ 10.00 $ 11.00 $ 12.00 $ 13.00 $ 14.00 $ 15.00 $ 16.00 $ 17.00 $ 18.00 $ 19.00 $ 20.00 Public Shares 55.2 55.2 55.2 55.2 55.2 55.2 55.2 55.2 55.2 55.2 55.2 Implied Shares Issued to Public (TSM of Warrants) 0.8 2.1 3.3 4.3 5.2 6.0 6.6 6.6 6.6 Total Public Shares 55.2 55.2 56.0 57.3 58.5 59.5 60.4 61.2 61.8 61.8 61.8 NGP Vantage Forward Purchase Equity 18.5 18.5 18.5 18.5 18.5 18.5 18.5 18.5 18.5 18.5 18.5 NGP Vantage Class B Shares 13.8 13.8 13.8 13.8 13.8 13.8 13.8 13.8 13.8 13.8 13.8 Implied Shares Issued to NGP Vantage (TSM of Warrants) 0.6 1.7 2.7 3.5 4.2 4.8 5.4 5.9 6.3 Total NGP Vantage Shares 32.3 32.3 32.9 34.0 35.0 35.8 36.5 37.1 37.7 38.2 38.6 Earn Out 1 4.2 4.2 4.2 4.2 4.2 4.2 4.2 4.2 4.2 Earn Out 2 1.7 1.7 1.7 1.7 1.7 1.7 Total Seller Shares 4.2 4.2 4.2 5.8 5.8 5.8 5.8 5.8 5.8 Total Shares O/S 87.5 87.5 93.1 95.5 97.6 101.1 102.7 104.1 105.3 105.8 106.3 Ownership (%) Public 63% 63% 60% 60% 60% 59% 59% 59% 59% 58% 58 % NGP Vantage 37 37 35 36 36 35 36 36 36 36 36 Sellers 0 0 4 4 4 6 6 6 6 6 5 Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100 % Source: VEAC management disclosure Note: Assumes no shareholder redemptions; excludes LTIPs to management. ¹ Based on treasury stock method. 27

Transaction Timeline Date Process November 2018 ® Sign Purchase and Sale Agreement and Announce Transaction December 2018 ® File Preliminary Proxy Materials with SEC February 2019 ® Set Record Date for Shareholder Vote February 2019 ® Mail Final Proxy Materials to Shareholders February / March 2019 ® Hold Shareholder Vote and Close Transaction 28